UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 19, 2013

Addus HomeCare Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34504	20-5340172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2401 South Plum Grove Road, Palatine, Illinois	60067
(Address of principal executive offices)	(Zip Code)

(847) 303-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Addus HomeCare Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 19, 2013. At the Annual Meeting, the Company’s stockholders (i) elected Mark S. Heaney and Simon A. Bachleda to serve as Class I directors for a term expiring at the Annual Meeting in 2016; (ii) approved the amendment and restatement of the Company’s 2009 Stock Incentive Plan; (iii) ratified the selection of BDO USA, LLP as the Company’s independent auditor for fiscal year 2013; (iv) approved, on an advisory, non-binding basis, the Company’s compensation of its executive officers as set forth in the proxy statement filed on April 30, 2013, as amended on May 3, 2013 (the “Proxy Statement”); and (v) approved, on an advisory, non-binding basis, the frequency of holding a non-binding advisory vote on the compensation of executives every third year as disclosed in the Proxy Statement. The votes on these matters are as follows:

1. The election of Messrs. Heaney and Bachleda to serve as Class I directors for a term expiring at the Annual Meeting in 2016:

Director	For	Withhold Authority	Broker Non-Votes
Mark S. Heaney	7,570,572	379,454	1,983,006
Simon A. Bachleda	7,747,531	202,495	1,983,006

2. The approval of the amendment and restatement of the Company’s 2009 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
7,467,859	467,292	14,875	1,983,006

The approved copy of the Company’s 2009 Stock Incentive Plan, as amended and restated, is attached hereto as Exhibit 99.1.

3. The ratification of the selection of BDO USA, LLP as the Company’s independent auditor for fiscal year 2013:

For	Against	Abstain	Broker Non-Votes
9,837,535	29,634	65,863	0

4. The approval, on an advisory, non-binding basis, of the Company’s compensation of its executive officers as set forth in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
7,859,065	65,475	25,486	1,983,006

5. The approval, on an advisory, non-binding basis, the frequency of holding a non-binding advisory vote on the compensation of executives every third year as disclosed in the Proxy Statement:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
3,393,105	25,457	4,506,477	24,987	1,983,006

In light of the voting results with respect to the frequency of shareholder votes on the compensation of executives, the Company’s Board of Directors has decided that the Company will hold a non-binding advisory vote on the compensation of its executive officers every third year until the next required non-binding advisory vote on the frequency of shareholder votes on the compensation of the Company’s executive officers. The Company’s Board of Directors will evaluate the results of such non-binding advisory votes on executive compensation at a future meeting and make a determination as to whether the Company will submit future non-binding advisory votes on executive compensation for consideration by shareholders every one, two or three years.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	The Company’s 2009 Stock Incentive Plan, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addus HomeCare Corporation

By:	/s/ Dennis B. Meulemans
Name:	Dennis B. Meulemans
Title:	Chief Financial Officer

Date: June 24, 2013